                                                                Exhibit 10.34

                                 FIRST AMENDMENT TO
             ATALANTA/SOSNOFF CAPITAL CORPORATION (AND SUBSIDIARIES)
                              AMENDED AND RESTATED
                            MANAGEMENT INCENTIVE PLAN
                                     FOR THE
                       FIVE YEARS ENDING DECEMBER 31, 2003

         WHEREAS, pursuant to its recommendation and adoption by the Compensation Sub-Committee of the Compensation Committee and the approval of the Board of Directors of the Company as of March 22, 2002 and, subject to stockholder approval to be sought at the 2002 Annual Meeting of Stockholders, the Amended and Restated Management Incentive Plan (the "Plan") for the five years ended December 31, 2003 is hereby amended as provided herein.

         WHEREAS, the Compensation Sub-Committee of the Compensation Committee consisting of three outside directors has approved and adopted this First Amendment to the Plan and recommends its approval by the stockholders of the Company.

         NOW, THEREFORE, the Plan is hereby amended by substituting for Exhibit A annexed hereto a new Exhibit A setting forth the Participants' names, titles and percentage participation in the Annual Award Pool in which they participate for the fiscal years of the Company ending December 31, 2002 and 2003.

Date Adopted:      March 22, 2002
Date Approved
by Stockholders:   May ___, 2002













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

                                    EXHIBIT A


                2002-2003 PARTICIPANTS IN THE ANNUAL AWARD POOLS
                                     OF THE
                            MANAGEMENT INCENTIVE PLAN
--------------------------------------------------------------------------------

     NAME                            TITLE                          PERCENTAGE
     ----                            -----                          ----------

                               EARNINGS POOL
                               -------------

Martin T. Sosnoff,       Chairman of the Board and                    40%
                         Chief Executive Officer

Craig B. Steinberg,      President and Director of Research           40%

Anthony G. Miller,       Executive Vice President, Chief Operating    20%
                         Officer, Secretary



                            PERFORMANCE POOL
                            ----------------

Martin T. Sosnoff        Chairman of the Board and
                         Chief Executive Officer                     100%


                                SABRE POOL
                                ----------

Craig B. Steinberg       President and Director of Research          100%

















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